                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (AMENDMENT NO. 2)

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15D OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   FEBRUARY 21, 1997.



                         ADVANTAGE LIFE PRODUCTS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                  0-17414                        33-0213733
------------------------     ----------------------     -----------------------
(State of Incorporation)     (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)


            1509 South Florida Avenue, Suite 3, Lakeland, FL 33803
------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:           (941) 686 - 2621
                                                        ----------------------


-------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

On April 10, 1997, Advantage Life filed a Form 8K reporting the acquisition of Treasure Rockhound Ranches, Inc. ("Treasure Rockhound"), pursuant to an Agreement and Plan of Reorganization entered into by Advantage Life and its newly formed acquisition subsidiary dated February 21, 1997. For financial reporting purposes, the acquisition of Treasure Rockhound was accounted for as a reverse purchase acquisition under which the companies are recapitalized to include the historical financial information of Treasure Rockhound and the assets and liabilities of Advantage Life revalued to reflect the market value of Advantage Life's outstanding shares. As closing occurred in the middle of a month on February 21, 1997, the transaction has been recorded as of February 28, 1997. The following audited financial statements of Treasure Rockhound Ranches, Inc. and the proforma financial information are hereby included as required by Item 7(a) and (b) to Form 8-K.

(a)      Financial Statements of Business Acquired.

         Audited Financial Statements of Treasure Rockhound Ranches, Inc. for the year ended December 31, 1996 are attached hereto.

         Unaudited Financial Statements of Treasure Rockhound Ranches, Inc. for the two months ended February 28, 1997 are incorporated by reference to Form 8-K/A dated April 30, 1997 reporting events occurring February 21, 1997.

(b)      Proforma Financial Information.

         Condensed Proforma Combined Statement of Operations for the nine months ended January 31, 1997 is incorporated by reference to Form 8-K/A dated April 30, 1997 reporting events occurring February 21, 1997.

         Insofar as the proforma information required is as of a date where actual results are available, this information is included on Exhibit 99.2, Unaudited Consolidated Financial Statements of Advantage Life Products, Inc. for the ten month period ended February 28, 1997 and is incorporated by reference to Form 8-K/A dated April 30, 1997 reporting events occurring February 21, 1997.

(c)      Exhibits.

                  2.1 Agreement and Plan of Reorganization by and among Advantage Life, Advantage Life Acquisition, Treasure Rockhound, Channel America Broadcasting, Technology Holdings, Lipstein, Norton, Vietri and Roscom, dated February 21, 1997. (a)

                  99.1 Advantage Life press release dated February 26, 1997.
                       (a)

                  99.2 Form 8-K/A dated April 30, 1997 reporting events
                       occurring February 21, 1997.



-------------------

          (a) Filed as an Exhibit to a report filed on Form 8K on April 10, 1997.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Date: September 10, 1997

                                   ADVANTAGE LIFE PRODUCTS, INC.


                                   By:  /s/  Donald R. Mastropietro
                                      -------------------------------
                                        Donald R. Mastropietro,
                                        Chief Financial Officer

ALESSANDRI & ALESSANDRI, P.A.
CERTIFIED PUBLIC ACCOUNTANTS





                          INDEPENDENT AUDITORS' REPORT


Treasure Rockhound Ranches, Inc.
Lakeland, Florida

         We have audited the accompanying balance sheet of Treasure Rockhound Ranches, Inc., as of December 31, 1996, and the related statements of operations, stockholders' equity, and cash flows for the year then ended.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         Sufficient evidential matter supporting the collectability of the carrying amount of $724,422 due from the parent company, which amount would be eliminated in the consolidated financial statements of the combined entities, and which is discussed in Note 11 to the financial statements, was not available for our consideration. Accordingly, we were not able to satisfy ourselves with respect to the carrying amount of the aforementioned item.

         In our opinion, except for the affects of adjustments, if any, as might have been determined to be necessary had we been able to satisfy ourselves with respect to the aforementioned item, the financial statements referred to above present fairly, in all material respects, the financial position of Treasure Rockhound Ranches. Inc., at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the second paragraph above, certain evidential matter regarding the collectability of an amount due from the parent company was not available, which amount, if uncollectible, may cause substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                               /s/ Alessandri & Alessandri, P.A.

August 14, 1997

                        TREASURE ROCKHOUND RANCHES, INC.
                                 BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                     ASSETS

                                                                                                     1996
                                                                                                   --------
CURRENT ASSETS
  Cash                                                                                           $   35,640
  Amounts Receivable                                                                                 33,795
                                                                                                 ----------
                             Total Current Assets                                                    69,435
                                                                                                 ----------


PROPERTY AND EQUIPMENT -
   at cost (less accumulated depreciation $403,826)                                               1,732,977
                                                                                                 ----------

OTHER ASSETS
Due from parent company                                                                             724,422
                                                                                                 ----------
                              Total Other Assets                                                  2,457,399
                                                                                                 ----------
                                                                         TOTAL                   $2,526,834
                                                                                                 ==========

                                       LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current portion for long-term notes payable                                                        78,367
  Accounts Payable                                                                                   83,702
  Accrued Liabilities                                                                                90,927
                                                                                                 ----------
                              Total Current Liabilities                                             252,996
                                                                                                 ----------


LONG - TERM DEBT AND DEFERRALS
  Notes Payable                                                                                     437,156
  Deferred Revenues                                                                                 313,570
  Refundable Memberships                                                                             40,000
                                                                                                 ----------
                              Total Long - Term Debt and Deferrals                                  790,726
                                                                                                 ----------

STOCKHOLDERS' EQUITY
  Common Stock - no par value; 10,000,000 shares authorized; 3,000,000
     shares issued and outstanding                                                                1,626,462
  Retained Earnings (Deficit)                                                                      (143,350)
                                                                                                 ----------

                              Total Stockholders' Equity                                          1,483,112
                                                                                                 ----------
                                                                         TOTAL                   $2,526,834
                                                                                                 ==========

                        TREASURE ROCKHOUND RANCHES, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                                                                    1996
                                                                                                  ---------
REVENUES AND SALES                                                                              $  878,176

COST OF REVENUES AND SALES                                                                         487,007
                                                                                                ----------
                                                  GROSS PROFIT                                     391,169
                                                                                                ----------

OPERATING EXPENSES:

  General and Administrative                                                     361,425
  Depreciation                                                                    64,044           425,469
                                                                              ----------        ----------

INCOME (LOSS) FROM OPERAT IONS                                                                     (34,300)

OTHER INCOME AND (EXPENSE):

  Interest Income                                                                  1,050
  Interest Expense                                                               (26,845)
  Other - Net                                                                      3,233           (22,562)
                                                                              ----------        ----------
NET INCOME (LOSS)                                                                               $  (56,862)
                                                                                                ==========

Earnings per Share                                                                              $    (.019)

Weighted Average Number of Shares                                                                3,000,000
                                                                                                ==========

                        TREASURE ROCKHOUND RANCHES, INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENED DECEMBER 31, 1996



                                                                                              RETAINED
                                                                      COMMON STOCK            EARNINGS
                                                                  SHARES          $            (LOSS)
                                                              -------------  ----------      ----------
Balance, December 31, 1995                                     3,000,000     $1,626,462      $ (86,488)

Net Income (Loss)                                                                              (56,862)
                                                               ---------     ----------      ---------

Balance, December 31, 1996                                     3,000,000     $1,626,462      $(143,350)
                                                               =========     ==========      =========


                        TREASURE ROCKHOUND RANCHES, INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                                                                          1996
                                                                                                       -----------

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:

Net Income (Loss)                                                                                       $  (56,862)
Adjustments to reconcile income to net cash provided by operations:
            Depreciation                                                                                    64,044


Change in Current Assets and Liabilities:
             Accounts Receivable                                                                            (1,200)
             Due from Parent Company - Net                                                                 (86,781)
             Accounts Payable                                                                               56,608
             Accrued Liabilities                                                                            38,794
                                                                                                        ----------
Net Cash From (To) Operating Activities                                                                     14,603
                                                                                                        ----------

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
               Purchase of Equipment                                                                       (43,922)
                                                                                                        ----------
Net Cash From (To) Investing Activities                                                                    (43,922)
                                                                                                        ----------

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
               Proceeds from loans                                                                          87,349
               Loan Repayments                                                                            (103,638)
               Deferred Revenues                                                                            53,441
                                                                                                        ----------
Net Cash From (To) Financing Activities                                                                     37,152
                                                                                                        ----------
Increase (Decrease) in Cash                                                                                  7,833

CASH BALANCE, DECEMBER 31, 1995                                                                             27,807
                                                                                                        ----------

CASH BALANCE, DECEMBER 31, 1996                                                                         $   35,640
                                                                                                        ==========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
     Cash paid during the year for interest                                                                $17,831


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
       During 1996, the Company recorded a note payable having an unpaid balance of $340,000 versus the intercompany amount with its parent company.


                        TREASURE ROCKHOUND RANCHES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND HISTORY

         Treasurer Rockhound Ranches, Inc., ("Company") was organized under the laws of the State of Texas on January 17, 1975. The business of the Company is the operation of seven recreational ranches in four southwestern states covering approximately 5,400 owned acres and about 19,000 leased acres. The ranches cater to the recreational vehicle vacationer, through the Company owned Camper Ranch Club of America, which has over 5000 dues paying members, using the seven recreational ranches. The ranches have developed recreational vehicle sites with electric and water hookups, and various common amenities such a meeting halls, swimming pools, etc., for the campers use. Certain of the ranches also provide for back packing, hiking, non-vehicle camping, and related activities.

         In February 1990, the Company was acquired by EVRO Financial Corp. (now known as Channel America Broadcasting, Inc.), and was operated as a subsidiary of the acquiring entity. During 1995 EVRO Financial Corp., was acquired by The Sports and Shopping Network, Inc. ("TSSN"). Prior to the acquisition by TSSN, EVRO Financial Corp. formed a subsidiary company entitled Technology Holdings, Inc.("Technology Holdings"), and transferred all of the outstanding stock of the Company to Technology Holdings, Inc., in exchange for common shares of Technology Holdings Inc.

         In February 1997, Advantage Life Products, Inc. ("Advantage"), entered into an agreement with Technology Holdings, to acquire all of the outstanding common stock of the Company. (See Note 11).

NOTE 2 - BASIS OF ACCOUNTING

         The Company follows the accrual method of accounting in the preparation of its financial statements. Its fiscal year ends on December 31.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Use of Estimates:

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Revenue Recognition:

                 Revenues from dues, rentals, and memberships are recognized during the period of service.

         Allowance for Doubtful Amounts

                 An allowance for doubtful amounts is provided when it appears that realization of the receivable has become questionable.

         Property and Equipment:

                 Property and equipment are recorded at acquisition cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The costs of replacements, renewals, and repairs, which neither add materially to the value of the property nor appreciably prolong its life, are charged to expense as incurred. Leasehold improvements are amortized ratably over the term of the lease.

         Deferred Revenues

                 Deferred revenues are recognized as income during the period of service.

         Income Taxes

                 The provision (benefit) for income taxes is based on the pre-tax earnings (loss) reported, if any, in the balance sheet, adjusted for transactions that may never enter into the computation of income taxes payable. A deferred tax liability or asset is recognized for the estimated future tax effect attributable to temporary differences in the recognition of income and expenses for financial statement and income tax purposes. A valuation allowance is provided in the event that the tax benefits are expected to be realized.

         Earnings (Loss) Per Share

                 Earnings (loss) per common share is based upon the weighted average number of common shares outstanding during the period.

         Economic and Concentration Risk

                 The business of the Company is concentrated in the operation of recreational vehicle parks and a camper membership club related to such parks. Revenues of the Company arise from membership dues, park usage, and related fees from operation of the parks which are located primarily in the southwestern states of the United States. The Company encounters risk from competitors who have significantly greater resources, and from general and/or regional economic changes.

NOTE 4 - PROPERTY AND EQUIPMENT

         Property and Equipment is comprised of the following:

                          Land and improvements                     $1,426,593
                          Buildings and structures                     358,127
                          Equipment                                    352,083
                                                                    ----------
                                           Total                     2,136,803
                          Less - accumulated depreciation             (403,826)
                                                                    ----------
                                  Net Property and Equipment        $1,732,977
                                                                    ----------

NOTE 5 - NOTES PAYABLE

         Notes payable as of December 31, 1996, are comprised of the following:

         Note payable to an individual, dated February 15, 1990 and due, as extended, December 31, 1996, bearing interest per
             annum of 10%, with monthly payments of $5,000, including
             interest, and having as collateral a mortgage on the real
             properties and common stock of the Company                                         $340,727

         Note payable to bank, bearing per annum interest of 10.24%, due in monthly installments of $2,124, including interest,
             and having as collateral a mortgage on certain real properties.                      78,164

         Note payable to bank, bearing per annum interest of 10.25%, due in monthly installments of $2,176, including interest,
             and having as collateral a mortgage on certain real properties.                      87,344

         Notes payable regarding equipment purchases, each note having unpaid balances as of December 31, 1996 of less than $5,000 each, with aggregate monthly payments of $1,614, including
             interest.                                                                             9,288
                                                                                                --------
                                                                                                 515,523
         Less - current portion                                                                   78,367
                                                                                                --------

         Long-term notes payable                                                                $437,156
                                                                                                --------

         Principal payments due during the next five years on the above debt are as follows:

                                  1997                       $ 70,000
                                  1998                         73,000
                                  1999                         78,000
                                  2000                         77,000
                                  2001 & thereafter           218,000


NOTE 6 - DEFERRED REVENUES

         During 1995, the Company developed a long-term leased lot/space program, whereby the members of its camper club could lease a lot for five or ten years, as applicable, for a lump sum payment, which payment is less than the individual aggregate respective annual rental amounts. The deferred revenue is being recognized as income ratably over the terms of the respective underlying lease.

NOTE 7 - REFUNDABLE MEMBERSHIPS

         Charter memberships in the Company's Camper Ranch Club of America were originally sold, beginning in 1973 and for several years thereafter, on the basis of an initiation fee and annual dues. The membership entitled the members to use the recreational vehicle parks and facilities of the Company as desired without further fees, except for hookup and utilities charges. The memberships were sold with the provision that the initiation fee was fully refundable. When the membership was sold, the Company recorded the initiation fee as a liability, because the charter members could request refund of the fee and terminate their membership at any time.

         In 1990 and 1991, the Company determined that a substantial portion of the fees would not be refunded. Accordingly, in 1990 and 1991, the Company recognized $135,000 and $168,000, respectively, as a gain. Since 1991, the Company has maintained an amount of $40,000 as a liability for refunds. The Company believes such amount is a reasonable estimate of the potential refunds to charter members. During the year ended December 31, 1996, approximately $15,000 of the charter membership initiation fees were refunded, and were charged to operations.

NOTE 8 - INCOME TAXES

         The Company generally files a consolidated Federal income tax return with its parent corporation. The filing date for its Federal income tax return for the year ended December 31, 1996 has been extended, and accordingly, the income tax return has not yet been filed.

         Because both the Company and its parent company incurred losses in 1996, and because of the accumulated unused tax losses of the parent company, no provision for income taxes has been made. The Company's 1996 loss of $57,000 would indicate a tax asset of approximately $19,000; however, the deferred tax asset would be offset by a valuation account of a like amount, because the benefit is more likely than not to be lost as a result of the consolidated losses incurred.

NOTE 9 - COMMON STOCK

         At December 31, 1996, there were 3,000,000 shares of common stock outstanding, all of which were owned by Technology Holdings, a subsidiary of Channel America Broadcasting, Inc. (formerly EVRO Financial Corp.). The outstanding common shares have been pledged as collateral to a note payable.

NOTE 10 - RELATED PARTY

         The Company's parent entity provides certain management services to the Company. During 1996 the Company was charged $47,500 for the management services rendered, which amount management asserts is reasonable.


NOTE 11 - SUBSEQUENT EVENT

         As indicated in Note 1, the Company entered into a transaction in which all of its outstanding common stock was acquired by Advantage. Advantage paid to Technology Holdings, (1) 6,000,000 shares of the common stock of Advantage; (2) a promissory note of $750,000; and, (3) assumed $658,000 of liabilities of the seller.

         Advantage is a publicly registered Company, and reportedly conducted operations in the distribution of certain over the counter health care products and certain environmental areas. These operations were terminated in 1996. By written actions of the boards of directors of the Company, Advantage, and Technology Holdings, the amount of $724,422 at December 31, 1996, due to the Company by Technology Holdings will be offset against the aforementioned promissory note of $750,000 between Advantage and Technology Holdings. Because Technology Holdings, and subsequently Advantage, is the parent corporation of the Company, the amount of $724,422 would be eliminated in the consolidated financial statements of the combined entities. Recoverability of the $724,422 is dependent upon Advantage achieving profitable operations and/or Advantage's success in raising capital funds sufficient to support operations and funding requirements.